UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________
FORM 8-K
_____________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 9, 2018
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HALOZYME THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-32335	88-0488686
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11388 Sorrento Valley Road, San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(858) 794-8889
Not Applicable
(Former name or former address, if changed since last report)
 _________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On January 9, 2018, Halozyme Therapeutics, Inc., a Delaware corporation (“Halozyme”), issued a press release (the “Press Release”) which contained information related to Halozyme’s expected 2017 royalty revenue and year-end cash balance. A copy of the Press Release is attached hereto as Exhibit 99.1.
On January 9, 2018, Halozyme presented at the annual JP Morgan Healthcare Conference, providing a corporate update on certain strategic programs and financial guidance for 2018. The presentation contained information related to various aspects of Halozyme’s expected 2017 results of operations and financial condition. A copy of the slides used in this presentation is attached hereto as Exhibit 99.2.
Exhibits 99.1 and 99.2 are furnished under Item 2.02 of this report and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.
Item 7.01 Regulation FD Disclosure.

The Press Release and slides from the JP Morgan Healthcare Conference presentation attached hereto as Exhibits 99.1 and 99.2, respectively, provide a corporate update on certain strategic programs and financial guidance for 2018 and are incorporated herein by reference. The slides attached hereto as Exhibit 99.2 (as well as the information contained therein) are expected to be used in subsequent presentations to interested parties, including analysts and stockholders.
This information is being furnished pursuant to Item 7.01 of this Report and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section and will not be incorporated by reference into any registration statement filed by Halozyme, under the Securities Act of 1933, as amended, unless specifically identified as being incorporated therein by reference. This Report will not be deemed an admission as to the materiality of any information in this Report that is being disclosed pursuant to Regulation FD.
Please refer to the Press Release attached hereto as Exhibit 99.1 and slide 2 of the presentation attached hereto as Exhibit 99.2 for a discussion of certain forward-looking statements included therein and the risks and uncertainties related thereto.

Item 9.01. Financial Statements and Exhibits.

Exhibits

Exhibit No.        Description

99.1            Press release dated January 9, 2018

99.2            Halozyme Therapeutics, Inc. corporate update presentation dated January 9, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Halozyme Therapeutics, Inc.

January 9, 2018	By:	/s/ Harry J. Leonhardt, Esq.
Harry J. Leonhardt, Esq.
Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press release dated January 9, 2018
99.2	Halozyme Therapeutics, Inc. corporate update presentation dated January 9, 2018